EXHIBIT 31.2
RULE 13(a)-14(a)/15(d)-14(a)
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
I, Roman Gregorig, Vice President and Principal Financial Officer of Superfund Capital Management, Inc., the general partner of Quadriga Superfund, L.P. (the “Fund”), do hereby certify that:
1. I have reviewed this Report on Form 10-K for the period ending December 31, 2006 (the “Report”) of the Fund;
2. Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;
3. Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Fund as of, and for, the periods presented in the Report;
4. The Fund’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Fund and we have:
(i)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Report is being prepared;

(ii)	evaluated the effectiveness of the Fund’s disclosure controls and procedures and presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the Report based on such evaluation; and

(iii)	disclosed in the Report any change in the Fund’s internal control over financial reporting that occurred during the Fund’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting; and
5. The Fund’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Fund’s auditors and the audit committee of the Fund’s board of directors (or persons performing the equivalent functions):
(i)	all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize and report financial data and have identified for the Fund’s auditors any material weaknesses in internal controls; and

(ii)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal control over financial reporting.

By:	/s/ Roman Gregorig
Roman Gregorig
Vice President and Principal Financial Officer March 30, 2007